Annual Report

Small-Cap Stock Fund

December 31, 2002

LOGO: T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Small-Cap Stock Fund

o Stocks fell sharply in the second half of 2002, including the formerly strong small-cap value segment. However, small-caps managed to outperform large-caps for a fourth consecutive year.

o The Small-Cap Stock Fund returned -11.66% during the six months ended December 31, and -14.21% for the year. Both results were superior to the Russell 2000 Index and the Lipper peer group index.

o We added the most value with stock selection in the consumer discretionary, energy, materials, and health care sectors, while we lost value in the utilities sector, primarily due to our relative lack of exposure.

o We believe the seeds of an economic rebound have been sown, and a stronger recovery will boost small-caps, and emerging growth stocks in particular.


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Fellow Shareholders

Perhaps the best that can be said for 2002 is that it's over. Small-caps began the year with the wind at their backs and continued to post positive returns-as they had in the two prior years-through April, buoyed by strength in value stocks. However, by midyear the bear market was taking no prisoners, and nearly all stocks large and small fell prey, especially during the violent sell-offs of July and October. The market subsequently bounced sharply, but the Russell 2000 returned -20.48% for the year. Still, small-caps managed to outperform for the fourth straight year, as the S&P 500 Index returned -22.10%.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Small-Cap Stock Fund                               -11.66%              -14.21%

Small-Cap Stock Fund
Advisor Class                                       -11.77               -14.41

Russell 2000 Index                                  -16.56               -20.48

Lipper Small-Cap
Core Funds Index                                    -14.61               -19.23

S&P 500 Index                                       -10.30               -22.10


How did we fare in these challenging times? The Small-Cap Stock Fund returned -11.66% during the past six months, bringing our return for 2002 to -14.21%. While we are pleased that we once again outperformed the Russell 2000 Index and the Lipper peer group index in both periods, as shown in the table, we take no pleasure in double-digit negative returns. However, a longer-term perspective is important, and over the five years ended December 31, 2002, the Small-Cap Stock Fund gained a cumulative 18.18% compared with 7.15% for the Lipper peer group average, -6.61% for the Russell 2000, and -2.90% for the S&P 500.

Historically, the fund's durable blend of growth and value stocks has served to cushion its decline in down markets. This held true again in 2002. However, the fund also kept pace with the strong fourth-quarter advance. That is a testament to the flexibility of the blend strategy and our gradual shift away from more defensive stocks that had performed well toward emerging growth and cyclical stocks that would benefit from an eventual rebound in the economy and markets. During the last three months of the year, the fund gained 7.15% compared with 6.16% for the Russell 2000 and 5.79% for the Lipper Small-Cap Core Funds Index.


INVESTMENT REVIEW

The best-performing sectors in the Russell 2000 during the last six months were utilities (-8%) and financials (-9%), the only two sectors to avoid double-digit declines. Though telecommunication services (-20%) and information technology (-19%) fell sharply, the worst-performing sectors were consumer discretionary (-24%) and materials (-22%).

We added the most value with the strong performance of our holdings in the consumer discretionary, energy, materials, and health care sectors. The largest detractor was the utilities sector, primarily due to group underweighting.

The fund's consumer discretionary holdings declined less during the second half than the index sector, -14% versus -24%, respectively. Most of the credit for this relative strength belongs to audio systems maker Harman International, our top holding, which rose 21% in the period thanks to high-octane results in its automotive business. As broadband comes to the dashboard, Harman has the key technology to fully integrate its sophisticated multimedia electronics with dashboard audio systems. Fueled by big wins with luxury manufacturers, including BMW, Mercedes, and Porsche, Harman's auto business surged 48% in the September quarter. Given Harman's significant appreciation and its large weighting within the portfolio, we took profits during the period.

Other major contributors in consumer discretionary included Getty Images, which surged 69%. Getty is the world's leading provider of stock images, photographs, and film footage, and has seen reaccelerating sales growth and positive operating leverage. Major customers include advertising and design firms. You may have seen photographs from its huge library in the pages of Time magazine or on MSNBC.com. Getty has a low-cost, Internet-driven distribution model. Another of our top-five holdings, pool equipment distributor SCP Pool, also aided performance in the sector as it rose 5% on strong results. The company's recent acquisition of Fort Wayne Pools should help drive growth in the coming year.

The strong relative performance of our energy positions, combined with the fact that the fund has nearly double the energy weighting of the Russell 2000, benefited fund performance. Our holdings slipped modestly (-2%) during the period versus the index sector (-13%). Natural gas prices above $5 per thousand cubic feet, spurred by declining domestic production and concern about the potential disruption of oil supplies from Iraq and Venezuela, aided XTO Energy, a top-five holding that rose 20%. We continue to believe energy stocks offer an attractive hedge in these uncertain times, and over the longer term, the fundamentals of North American natural gas demand appear strong.

Stock selection in the materials sector was also positive, as our holdings fell 10% versus the 22% drop of the Russell 2000's materials constituents. Consumer lawn-and-garden leader Scotts rose 8% as earnings grew strongly and the company cancelled a potentially dilutive secondary offering.


Sector Diversification
--------------------------------------------------------------------------------
Consumer 15%
Energy and Utilities 8
Industrials and Business Services                                  20
Financial                                                          17
Health Care                                                         8
Information Technology                                             16
Materials                                                           7
Reserves                                                            9


In addition to underweighting the relatively strong utilities sector, results versus the index were hurt by the weak performance of Cleco, our largest and virtually only utility holding. At year-end, your portfolio had less than 1% of net assets in the sector, partly because we felt the time was right to move to less defensive groups. Utilities make up 4% of the benchmark. Cleco, a diversified utility holding company based in central Louisiana, fell 34% in the period. The company has an independent power subsidiary that sold power under contract to various power marketing companies, some of which are in financial distress as a result of the sector's implosion. Fortunately, we anticipated this issue and dramatically decreased our Cleco holdings in 2001 and early 2002, limiting the impact on the portfolio.

Other major detractors were scattered across a variety of sectors. Supermarket chain Great Atlantic & Pacific Tea Company's turnaround attempt has been complicated by a brutal price war, and results have been disappointing. The stock's 57% plunge hurt relative results in consumer staples. A 51% decline in shares of passive electronic components maker Kemet hindered performance in the technology sector. KEMET suffered from a price war in capacitors, which are 60% of its business, along with high raw materials costs.

Noven Pharmaceuticals, a drug delivery company specializing in transdermal patches for uses such as hormone replacement, fell 64% during the period as a well-publicized study called into question the advisability of estrogen treatment for post-menopausal women. Noven detracted from our otherwise strong stock selection in health care. It's worth noting, however, that Noven's patch system was not part of the study. After a midyear dip, sales for the patch recently eclipsed peak levels reached before the study's release. Security and law enforcement products and services firm Armor Holdings, which is doing a strong business in products such as riot gear and armor-plating for U.S. military Humvees, reported poor results in its troubled security consulting business, which it now plans to sell. The shares fell 46%, weighing on performance in the industrials and business services sector.


INVESTMENT STRATEGY

The long bear market for technology stocks continued in the second half of 2002 as investors appear to have despaired of ever again witnessing a demand-based recovery in the sector. As a result, many small-cap technology stocks reached ever-more attractive valuation levels. We took advantage of the opportunity to purchase well-positioned technology stocks at reasonable prices. Indeed, nearly a third of our purchases in the second half were technology stocks. Though we may have to wait for a catalyst, a rebound in technology capital spending may be closer than the market expects. New technology investment began falling off sharply three years ago-which is about the average life cycle for technology products due to obsolescence.

Our largest technology purchase in the second half was Semtech, a $1 billion market cap integrated circuit firm that looks like a long-term winner in the space. Semtech designs chips used in PCs, wireless handsets, communications equipment, and industrial products. The shares declined as the company issued a disappointing outlook, giving us a chance to purchase the shares at a price/earnings ratio below Semtech's 25% long-term expected growth rate. The company is highly profitable, with a 25% operating profit margin, and has a sterling balance sheet.

Another new technology position was Websense, a $515 million market cap developer of software that enables businesses to monitor, report, and manage their employees' use of the Internet. Websense is a market leader in one of the few areas where IT spending has held up, and is capable of 30% annual earnings growth in the years ahead.

We also find the industrials group appealing. The economic recovery may be poised to gather strength and non-technology capital spending could also rebound, even if only to levels necessary for maintenance and upkeep.

Two new positions that could benefit are Graco and Lindsay Manufacturing. Graco is a high-quality niche manufacturer of pumps and fluid-handling equipment with a $1.4 billion market cap. The company's pumps control and dispense fluids used in painting, coating, high-pressure cleaning, and vehicle lubrication. Graco has a 20% operating profit margin, a 25% return on assets, and a greater than 40% return on equity, yet was recently trading at 17 times forward estimates.

Lindsay Manufacturing is a solid, conservatively managed irrigation-equipment company, which should see an increase in orders as a result of two related developments: last year's drought and higher corn prices. The crippling drought reinforced the value of irrigation, which not only improves crop yields but also makes financing easier for farmers. Partly because of the drought and partly due to continued growth in global demand, corn inventories recently hit levels last seen during the mid-1970s, sparking a significant rise in corn prices.

Significant sales
One of our largest sales was specialty consumer products company Chattem. The shares rose 30% during the period on strong earnings gains and solid investor interest following the success of its recent acquisition of the Selsun Blue dandruff shampoo brand. Management has successfully reinvigorated the business, but following the stock's sharp runup, we significantly reduced our position as the valuation looked full. In addition, the company twice filed to make a secondary offering, though the plan was canceled both times. We felt that if management was willing to sell shares at recent levels, so were we.

We eliminated our position in Urban Outfitters, the highly successful retailer of apparel and home fashions. The company enjoyed strong success in 2002 due to the popularity of the peasant look, and the shares doubled. However, fashion is a fickle business, and we chose to cash out while Urban Outfitters was on top of the current trend, rather than potentially behind the next one.

Ivex Packaging was also eliminated after the company agreed to be acquired by aluminum giant Alcoa. The deal marked a continuation of a significant consolidation trend in the packaging sector. We chose to reinvest a portion of the proceeds from Ivex into the recent initial public offering (remember those?) of Constar International. Constar is a manufacturer of polyethylene containers that was recently sold by Crown Cork & Seal. The shares were attractively priced at less than four times earnings before interest, taxes, depreciation, and amortization.


OUTLOOK

The challenges we face as investors are well known. While the market is undoubtedly fragile and vulnerable, investors may be well advised to recall that new bull markets tend to start by climbing the proverbial "wall of worry."


Growth vs. Value
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Russell 2000 Growth Index                          -15.63%              -30.26%

Russell 2000 Value Index                            -17.42               -11.43


Weighing against geopolitical concerns and currently soft economic conditions are accommodative monetary policy, the prospect of new and substantial fiscal stimulus out of Washington (possibly including the elimination of the tax on dividends for investors), and an economy that we see as primed for recovery.

The seeds of a rebound have been sown. Inventories remain at very low levels, and the inevitable inventory restocking will in itself boost the economy to an extent. As discussed above, we feel that capital spending is likely to recover, at least modestly, because it has been artificially low for nearly three years. The recent improvement in corporate profits, combined with strong productivity growth, provides businesses the means and the incentive to invest in new equipment. Inventory rebuilding and a modest upturn in capital spending should support a gradually strengthening economy in 2003. Investors may recall that the recovery of 1991-92 was similarly tepid. And George W. Bush surely recalls that anemic growth helped doom his father's reelection chances. As candidate Bill Clinton's top political adviser cracked at the time, "It's the economy, stupid."

Without question, if events in the Middle East or North Korea spin out of control, or if another large-scale terror attack deals a blow to our economy, we may be forced to eat our bullish words. However, we choose to be optimistic. The market as we write is likely discounting a war in Iraq with at least some hard fighting along with some regional complications, as well as continued threats on the Korean peninsula. Yet if the Iraq conflict is resolved quickly and on favorable terms, and if some accommodation is reached with North Korea, markets could stage a significant relief rally, and improved business and consumer confidence could afford the economy an opportunity to flex its muscles. We believe small-cap shares would benefit handsomely from this scenario.

The current small-cap cycle was born April 9, 1999, at the height of the Internet frenzy. It has run nearly four years. Several previous cycles have lasted five to seven years. The current cycle appears to fall short not only in terms of duration but also in terms of magnitude. Our good friend Steven DeSanctis, the small-cap strategist at Prudential Securities, notes the typical small-cap cycle has generated annual excess returns of 13.3% per year. Contrast this with the current cycle's 10.8% annual excess return as of year-end. In addition, nearly all small-cap cycles occur in an environment of strongly positive absolute returns. In the early '90s, the Russell 2000 more than doubled in just over three years. Yet over the current cycle through year-end, the Russell 2000 Index has been essentially flat. Therefore, we feel the small-cap cycle has room to run.

Moreover, the sector still looks attractive on a valuation basis. On measures such as price-to-sales and price-to-book value relative to large-caps, small-caps remain favorably priced. Indeed, they have only just recently surpassed their 1990 sector lows.

Valuation alone, however, will not spur the next leg of the small-cap outperformance cycle. For that, we need a stronger U.S. economic recovery, which would likely bring with it stronger relative earnings growth for small-caps, which tend to be more sensitive to the domestic economy than large-caps.

After three years of massive small-cap value outperformancethe widest advantage for small-cap value on recordwe believe emerging growth stocks will lead the next market advance. Reversion to the mean should eventually work in favor of small-cap growth. In addition, emerging growth stocks typically outperform coming off a market bottom. We may very well have seen that bottom in October. Certainly, in the July to October period there were many signs of a classic bear market bottom, including widespread capitulation among equity investors, many of whom flocked to real estate or bonds as alternatives. Bull markets are born in conditions such as these.

The last time stocks fell four years in a row was during the Great Depression-and we simply don't believe times are that bad today. With the right fiscal, monetary, and trade policies, and reasonable progress in the war on terrorism, there is no reason things have to get that bad in the future.

In sum, we are optimistic about 2003. We would like to wish you a happy and successful new year, and to thank you for allowing us to serve your investment needs.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Harman International                                              2.0%
Iron Mountain                                                     1.6
XTO Energy                                                        1.4
SCP Pool                                                          1.3
Chittenden                                                        1.3
--------------------------------------------------------------------------------
Scotts                                                            1.2
A.O. Smith                                                        1.2
Minerals Technologies                                             1.2
WestAmerica                                                       1.2
PartnerRe                                                         1.2
--------------------------------------------------------------------------------
W. R. Berkley                                                     1.1
Kronos                                                            1.1
Matthews International                                            1.1
Harsco                                                            1.1
Airgas                                                            1.0
--------------------------------------------------------------------------------
Seacor Smit                                                       1.0
Henry Schein                                                      1.0
Valley National Bancorp                                           1.0
Horace Mann Educators                                             1.0
Paxar                                                             0.9
--------------------------------------------------------------------------------
Casey's General Stores                                            0.9
Brown and Brown                                                   0.9
Noble Energy                                                      0.9
Citizens Banking                                                  0.9
Maximus                                                           0.9
--------------------------------------------------------------------------------
Total                                                            28.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02


Ten Largest Purchases
--------------------------------------------------------------------------------
Semtech*
Graco*
Lindsay Manufacturing*
National Oilwell
Websense*
Ohio Casualty
Scholastic
IMC Global
Alloy Online
Consolidated Graphics*


Ten Largest Sales
--------------------------------------------------------------------------------
Harman International
Chattem
O'Charley's
Urban Outfitters**
Ivex Packaging**
Copart**
C.H. Robinson Worldwide**
Cleco
Woodward Governor
JP Realty**

*    Position added
**   Position eliminated



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH: SMALL-CAP STOCK FUND

                  Russell           Lipper
                  2000              Small-Cap Core       Small-Cap
                  Index             Funds Index          Stock Fund
--------------------------------------------------------------------------------
12/31/92          10000             10000                10000
12/31/93          11888             11314                11840
12/31/94          11671             11332                11850
12/31/95          14992             14816                15861
12/31/96          17464             17588                19200
12/31/97          21370             21498                24732
12/31/98          20826             20716                23878
12/31/99          25253             24896                27379
12/31/00          24490             26622                31894
12/31/01          25099             28519                34067
12/31/02          19958             23034                29228

Note: Performance for the Advisor Class will vary due to the differing fee structure. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                 Since    Inception
12/31/02          1 Year   3 Years   5 Years   10 Years   Inception         Date
--------------------------------------------------------------------------------
Small-Cap
Stock Fund       -14.21%     2.20%     3.40%     11.32%          --           --

Small-Cap
Stock Fund
Advisor Class    -14.41        --        --         --       -0.94%      3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Stock shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   25.34   $   23.87   $   22.80   $   20.79   $   22.20

Investment activities

  Net investment
  income (loss)     0.01        0.10        0.15        0.09        0.08

  Net realized
  and unrealized
  gain (loss)      (3.61)       1.52        3.52        2.89       (0.89)

  Total from
  investment
  activities       (3.60)       1.62        3.67        2.98       (0.81)


Distributions

  Net investment
  income           (0.01)      (0.10)      (0.14)      (0.08)      (0.10)

  Net realized
  gain             (0.23)      (0.05)      (2.46)      (0.89)      (0.50)

  Total
  distributions    (0.24)      (0.15)      (2.60)      (0.97)      (0.60)


NET ASSET VALUE

End of
period         $   21.50   $   25.34   $   23.87   $   22.80   $   20.79
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (14.21)%      6.81%      16.49%      14.66%      (3.46)%

Ratio of total
expenses to average
net assets          0.96%       0.98%       0.94%       0.96%       1.01%

Ratio of net
investment income
(loss) to average
net assets          0.04%       0.45%       0.63%       0.47%       0.46%

Portfolio
turnover rate       15.3%       16.5%       32.8%       42.3%       25.9%

Net assets,
end of period
(in millions)  $   3,298   $   3,158   $   2,255   $   1,740   $   1,153

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap StockAdvisor Class shares

                                     Year         3/31/00
                                    Ended         Through
                                 12/31/02        12/31/01           12/31/00

NET ASSET VALUE

Beginning of
period                      $       25.32   $       23.89      $       24.93

Investment activities

  Net investment
  income (loss)                     (0.02)           0.04               0.07

  Net realized
  and unrealized
  gain (loss)                       (3.63)           1.53               1.53

  Total from
  investment
  activities                        (3.65)           1.57               1.60

Distributions

  Net investment income                --           (0.09)             (0.18)

  Net realized
  gain                              (0.23)          (0.05)             (2.46)

  Total
  distributions                     (0.23)          (0.14)             (2.64)


NET ASSET VALUE

End of period               $       21.44   $       25.32      $       23.89
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^                     (14.41)%          6.60%              6.79%

Ratio of total
expenses to
average
net assets                           1.19%          1.16%             0.82%!

Ratio of net
investment
income (loss)
to average
net assets                        (0.13)%           0.26%             0.85%!

Portfolio
turnover
rate                                15.3%           16.5%             32.8%!

Net assets,
end of period
(in thousands)              $     141,005   $      38,632      $       7,479

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  90.8%

CONSUMER DISCRETIONARY  12.6%

Auto Components  0.6%

Keystone Automotive *                              640,300      $         9,617
Strattec Security *!                               190,600                9,138
                                                                         18,755


Hotels, Restaurants & Leisure  2.4%

Applebee's                                         471,675               10,939
BUCA *                                             714,400                5,944
CEC Entertainment *                                376,000               11,543
O'Charley's *                                      637,500               13,088
Red Robin Gourmet Burgers *                        170,000                2,166
Ruby Tuesday                                     1,211,400               20,945
Sonic *                                            878,500               18,000
                                                                         82,625


Household Durables  3.1%

Harman International                             1,128,900               67,169
Matthews International, Class A !                1,689,700               37,733
                                                                        104,902


Internet & Catalog Retail  0.4%

Alloy Online *                                   1,355,000               14,837
                                                                         14,837


Leisure Equipment & Products  1.9%

Brunswick                                          950,200               18,871
SCP Pool *!                                      1,578,550               46,094
                                                                         64,965

Media  2.0%

Emmis Broadcasting, Class A *                      644,300               13,421
Entercom Communications *                          230,500               10,815
Getty Images *                                     182,000                5,560
Scholastic *                                       559,800               20,125
Sinclair Broadcast Group, Class A *              1,230,700               14,313
Young Broadcasting, Class A *                      430,700                5,672
                                                                         69,906


Multiline Retail  0.8%

Neiman Marcus, Class A *                           806,000               24,494
Stein Mart *                                       519,100                3,167
                                                                         27,661


Specialty Retail  0.8%

Christopher & Banks *                              449,300      $         9,323
Linens 'n Things *                                 673,900               15,230
Ultimate Electronics *                             337,800                3,429
                                                                         27,982


Textiles, Apparel, & Luxury Goods  0.6%

Culp *                                             209,900                1,784
Dan River, Class A *                               962,400                2,646
Stride Rite                                      1,711,800               12,274
Unifi *                                            908,400                4,769
                                                                         21,473

Total Consumer Discretionary                                            433,106


CONSUMER STAPLES  2.6%

Food & Drug Retailing  1.7%

Casey's General Stores !                         2,648,000               32,332
Great Atlantic & Pacific Tea Company *           1,330,000               10,720
Performance Food Group *                            62,100                2,109
Seneca Foods
  Class A *                                        187,600                2,770
  Class B *                                         72,000                1,170
Wild Oats Markets *                                875,700                9,037
                                                                         58,138


Food Products  0.6%

ADM Cranberry *+@                                      164                    4
American Italian Pasta, Class A *                  274,000                9,859
International Multifoods *                         535,900               11,356
Makepeace *@                                           164                  914
                                                                         22,133
Personal Products  0.3%

Chattem *                                          243,000                4,994
Playtex Products *                                 592,000                5,849
                                                                         10,843

Total Consumer Staples                                                   91,114


ENERGY  7.2%

Energy Equipment & Services  4.1%

Atwood Oceanics *                                  562,000      $        16,916
Cooper Cameron *                                   103,300                5,147
FMC Technologies *                               1,374,200               28,075
Grant Prideco *                                    131,450                1,530
Hydril *                                           318,300                7,502
Key Energy Services *                              668,100                5,993
Lone Star Technologies *                           305,700                4,552
National Oilwell *                                 926,700               20,239
Seacor Smit *                                      789,500               35,133
Smith International *                              260,200                8,488
W-H Energy Services *                              473,900                6,914
                                                                        140,489


Oil & Gas  3.1%

Forest Oil *                                       775,100               21,431
Noble Energy                                       834,400               31,332
Ultra Petroleum *                                  588,500                5,826
XTO Energy                                       2,013,275               49,728
                                                                        108,317

Total Energy                                                            248,806


FINANCIALS  17.4%

Banks  6.3%

Boston Private Financial                           176,000                3,495
Chittenden !                                     1,758,150               44,798
Citizens Banking                                 1,256,600               31,139
Frankfort First !                                   67,500                1,171
Glacier Bancorp                                    485,990               11,455
ITLA Capital *                                      42,000                1,396
Provident Bankshares                               952,078               22,003
Southwest Bancorp *                                858,500               24,733
Valley National Bancorp                          1,312,468               34,610
WestAmerica                                      1,000,000               40,180
                                                                        214,980


Insurance  6.9%

Brown and Brown                                    995,000      $        32,158
Harleysville Group                                 448,600               11,857
Horace Mann Educators !                          2,139,100               32,793
Markel *                                           111,500               22,913
Ohio Casualty *                                  2,060,800               26,687
PartnerRe                                          770,600               39,933
Selective Insurance                                870,000               21,907
Triad Guaranty *                                   290,000               10,689
W. R. Berkley                                      969,000               38,382
                                                                        237,319


Real Estate  4.2%

Arden Realty, REIT                                 739,200               16,373
EastGroup Properties, REIT !                       887,600               22,634
Essex Property Trust, REIT                         100,000                5,085
Gables Residential Trust, REIT                     792,600               19,760
Glenborough Realty Trust, REIT                     775,000               13,811
LaSalle Hotel Properties, REIT                     495,400                6,936
Manufactured Home Communities, REIT                315,000                9,333
Parkway Properties, REIT !                         599,700               21,037
Reckson Associates Realty, Class B, REIT           265,900                5,956
Washington, REIT                                   971,300               24,768
                                                                        145,693

Total Financials                                                        597,992


HEALTH CARE  7.7%

Biotechnology  2.4%

Abgenix *                                           96,000                  708
Alexion Pharmaceutical *                           100,000                1,412
Alkermes *                                         938,700                5,886
Cephalon *                                         353,517               17,205
Cubist Pharmaceuticals *                           109,500                  901
CV Therapeutics *                                  104,300                1,900
deCODE GENETICS *                                  300,000                  555
Deltagen *                                         260,700                  125
Exelixis *                                         428,700                3,430
Incyte Genomics *                                  171,800                  783
Neurocrine Biosciences *                           280,100      $        12,789
NPS Pharmaceuticals *                              289,000                7,274
OSI Pharmaceuticals *                              124,200                2,037
Regeneron Pharmaceuticals *                        119,700                2,216
Triangle Pharmaceuticals *                         684,800                4,068
Trimeris *                                         270,000               11,634
Tularik *                                          415,000                3,096
Versicor *                                         271,200                2,926
Vertex Pharmaceuticals *                           149,620                2,372
ViroPharma *                                       163,200                  238
                                                                         81,555


Health Care Equipment & Supplies  1.5%

Edwards Lifesciences *                             589,900               15,025
EPIX Medical *                                     190,000                1,374
Inhale Therapeutic Systems *                       350,100                2,829
Sola *                                              97,500                1,267
Steris *                                           715,100               17,341
Wilson Greatbatch Technologies *                   470,700               13,744
                                                                         51,580


Health Care Providers & Services  3.3%

AmeriPath *                                        818,300               17,593
AMN Healthcare Services *                           32,100                  543
Cross Country *                                    190,800                2,662
Henry Schein *                                     777,200               34,974
Hooper Holmes                                    1,650,000               10,131
Lifeline Systems *!                                333,600                7,483
Maximus *!                                       1,158,300               30,232
Orthodontic Centers of America *                    49,400                  539
Renal Care Group *                                 303,650                9,607
                                                                        113,764

Pharmaceuticals  0.5%

Eon Labs *                                         200,000                3,782
Guilford Pharmaceuticals *                          52,100                  207
Medicines Company *                                350,000                5,607
Noven Pharmaceuticals *                          1,011,600                9,337
                                                                         18,933

Total Health Care                                                       265,832


INDUSTRIALS & BUSINESS SERVICES  19.9%

Aerospace & Defense  0.6%

Armor Holdings *!                                1,502,300      $        20,687
                                                                         20,687


Air Freight & Logistics  2.3%

Expeditors International of Washington             603,600               19,708
Forward Air *                                      669,005               12,985
Pacer International *                              830,000               11,039
Ryder System                                       720,000               16,157
UTi Worldwide                                      787,600               20,674
                                                                         80,563


Airlines  0.2%

Frontier Airlines *                                710,000                4,800
Midwest Express Holdings *                         555,600                2,972
                                                                          7,772


Building Products  0.5%

Simpson Manufacturing *                            464,800               15,292
                                                                         15,292


Commercial Services & Supplies  8.9%

BISYS Group *                                      744,000               11,830
Central Parking                                  1,486,400               28,034
CompX International !                              406,700                3,404
Consolidated Graphics *                            350,000                7,787
Electro Rent *                                     564,300                6,840
G&K Services, Class A                              663,700               23,496
Global Payments *                                  795,000               25,448
Herman Miller                                    1,345,100               24,750
Ionics *                                           175,000                3,990
Iron Mountain *                                  1,641,825               54,197
Layne Christensen *                                343,700                2,818
New England Business Service !                     911,000               22,228
Resources Connection *                           1,037,500               24,080
SOURCECORP *                                       625,900               11,635
Spherion *                                       1,039,300                6,963
Tetra Tech *                                     1,614,262               19,694
United Stationers *                                823,400               23,715
Waterlink *                                        445,400                   37
West Corporation *                                 371,908                6,174
                                                                        307,120


Construction & Engineering  0.4%

Insituform Technologies, Class A *                 698,100      $        11,902
                                                                         11,902


Electrical Equipment  3.1%

A.O. Smith                                       1,520,700               41,074
American Superconductor *                          219,000                  659
Belden !                                         1,915,000               29,146
Global Power Equipment Group *                      19,800                   98
Paxar *!                                         2,205,000               32,524
PECO II *                                          260,200                  166
Woodward Governor                                   93,900                4,085
                                                                        107,752


Machinery  3.4%

Actuant Corporation, Class A *                     469,080               21,789
Cuno *                                             548,400               18,163
Graco                                              440,000               12,606
Harsco                                           1,159,600               36,980
IDEX                                               221,300                7,236
Joy Global *                                       291,900                3,287
Lindsay Manufacturing                              525,000               11,235
Reliance Steel & Aluminum                          253,100                5,274
                                                                        116,570


Marine  0.0%

International Shipholding *                        135,062                  824
                                                                            824


Road & Rail  0.2%

Heartland Express *                                233,391                5,347
                                                                          5,347


Trading Companies & Distributors  0.3%

MSC Industrial Direct, Class A *                   421,400                7,480
Watsco                                             183,200                3,001
                                                                         10,481

Total Industrials & Business Services                                   684,310


INFORMATION TECHNOLOGY  16.0%

Communications Equipment  1.3%

Black Box                                          650,000               29,120
Emulex *                                           325,000                6,029
Packeteer *                                        527,500      $         3,619
Riverstone Networks *                            1,750,000                3,710
Stratos Lightwave *                                 42,143                  185
Tekelec *                                          331,700                3,466
                                                                         46,129


Computer Peripherals  0.1%

Synaptics *                                        361,800                2,749
                                                                          2,749


Electronic Equipment & Instruments  3.8%

Analogic                                           389,500               19,587
Artesyn Technologies *                           1,034,200                3,971
KEMET *                                          1,845,000               16,125
Littelfuse *                                     1,070,600               18,050
LSI Industries                                     651,400                9,022
Methode Electronics, Class A                     1,254,700               13,764
Newport *                                          519,600                6,526
Plexus *                                         1,898,600               16,670
Technitrol                                         954,500               15,406
Woodhead Industries !                              912,600               10,313
                                                                        129,434


Internet Software & Services  1.2%

Digital Impact *                                   407,600                  774
Internet Security Systems *                        937,600               17,186
Keynote Systems *                                  148,000                1,143
MatrixOne *                                      1,603,700                6,896
Netegrity *                                        900,000                2,928
Register.com *                                     184,900                  832
Stellent *                                         390,600                1,734
Webex Communications *                             125,000                1,875
Websense *                                         425,000                9,078
                                                                         42,446


IT Consulting & Services  1.6%

CACl International, Class A *                      749,000               26,694
ManTech, Class A *                                 353,900                6,749
MPS Group *                                      2,446,800               13,555
Renaissance Learning *                             422,200                7,980
                                                                         54,978


Semiconductor Equipment & Products  3.3%

Applied Micro Circuits *                            23,700      $            88
ATMI *                                           1,050,000               19,446
Cabot Microelectronics *                           324,000               15,293
Entegris *                                       1,441,200               14,844
Exar *                                           1,118,000               13,863
Lattice Semiconductor *                            168,800                1,480
MKS Instruments *                                1,300,700               21,371
Mykrolis *                                       1,404,800               10,255
Semtech *                                        1,500,000               16,380
                                                                        113,020


Software  4.7%

Actuate *                                          545,500                  965
Concord Communications *                           206,300                1,855
Factset Research Systems                           791,200               22,367
FileNet *                                          350,000                4,270
Jack Henry & Associates                          2,270,100               27,332
Kronos *!                                        1,030,000               38,100
Magma Design Automation *                          162,100                1,553
Mercury Interactive *                              279,300                8,281
Midway Games *                                   1,721,000                7,177
NetIQ *                                            216,400                2,673
Progress Software *                              1,070,000               13,856
Quest Software *                                   409,400                4,221
Sonicwall *                                        340,200                1,235
SPSS *                                             536,400                7,504
Verisity Ltd. *                                    208,600                3,976
Verity *                                           850,000               11,382
Wind River Systems *                             1,010,900                4,145
                                                                        160,892

Total Information Technology                                            549,648


MATERIALS  6.7%

Chemicals  5.5%

Airgas *                                         2,067,800               35,670
Arch Chemicals !                                 1,198,100               21,865
Ferro                                              530,000               12,948
IMC Global                                       2,325,000      $        24,808
MacDermid                                          165,000                3,770
Material Sciences *                                691,100                8,943
Minerals Technologies                              948,000               40,906
Scotts, Class A *                                  842,000               41,292
                                                                        190,202


Containers & Packaging  0.2%

Constar International *                            275,000                3,231
Smurfit-Stone Container *                          191,100                2,941
                                                                          6,172


Metals & Mining  0.7%

Adrian Steel !@                                     13,000                3,133
Coal Creek @                                         9,295                1,562
Gibraltar Steel                                    228,500                4,351
Lihir Gold (AUD) *                               7,971,900                6,460
Newmont Mining                                     138,856                4,031
NN                                                 349,100                3,487
                                                                         23,024


Paper & Forest Products  0.3%

Buckeye Technologies *                           1,530,100                9,410
Potlatch                                            50,500                1,206
                                                                         10,616

Total Materials                                                         230,014


TELECOMMUNICATION SERVICES  0.1%

Wireless Telecommunication Services  0.1%

Western Wireless, Class A *                        340,000                1,802

Total Telecommunication Services                                          1,802


UTILITIES  0.6%

Electric Utilities  0.6%

Cleco                                            1,082,200      $        15,151
Unisource Energy                                   344,500                5,956

Total Utilities                                                          21,107

Total Common Stocks (Cost  $3,250,954)                                3,123,731

Short-Term Investments  9.3%

Money Market Funds  9.3%

T. Rowe Price Reserve
Investment Fund, 1.53% #!                      320,515,360              320,515

Total Short-Term
Investments (Cost  $320,515)                                            320,515

Total Investments in Securities
100.1% of Net Assets (Cost $3,571,469)                                3,444,246

Other Assets Less Liabilities                                            (4,761)

NET ASSETS                                                      $     3,439,485
                                                                ---------------

#    Seven-day yield

*    Non-income producing

! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

+ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rulestotal of such securities at period-end amounts to $4 and represents 0.0% of net assets

@    Security valued by the Fund's Board of Directors

AUD  Australian dollar

REIT Real Estate Investment Trust



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets


Investments in securities, at value
  Affiliated companies (cost $796,266)                     $  787,357
  Other companies (cost $ 2,775,203)                        2,656,889
Total investments in securities                             3,444,246
Other assets                                                   20,744
Total assets                                                3,464,990


Liabilities
Total liabilities                                              25,505


NET ASSETS                                                 $3,439,485
                                                           ----------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $   11,025

Net unrealized gain (loss)                                   (127,223)

Paid-in-capital applicable to
160,009,066 shares of $0.50 par
value capital stock outstanding;
200,000,000 shares of the
Corporation authorized                                      3,555,683

NET ASSETS                                                 $3,439,485
                                                           ----------

NET ASSET VALUE PER SHARE

Small-Cap Stock shares
($3,298,480/153,431,661
shares outstanding)                                        $    21.50
                                                           ----------

Small-Cap StockAdvisor Class shares
($141,005/6,577,405
shares outstanding)                                        $    21.44
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Operations

In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend (including $8,573 from
  affiliated companies)                                    $   28,974

  Interest (including $5,929 from
  affiliated companies)                                         5,929

  Total income                                                 34,903


Expenses

  Investment management                                        26,755
  Shareholder servicing
    Small-Cap Stock shares                                      5,687
    Small-Cap StockAdvisor Class shares                           114
  Prospectus and shareholder reports
    Small-Cap Stock shares                                        290
    Small-Cap StockAdvisor Class shares                            24
  Custody and accounting                                          245
  Distribution Small-Cap StockAdvisor Class shares                223
  Registration                                                    191
  Proxy and annual meeting                                         72
  Legal and audit                                                  23
  Directors                                                        23
  Miscellaneous                                                    23
  Total expenses                                               33,670
  Expenses paid indirectly                                       (147)
  Net expenses                                                 33,523
Net investment income (loss)                                    1,380


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities
(including $12,602 from affiliated companies)                  53,832

Change in net unrealized gain (loss) on securities
(including $8,908 from affiliated companies)                 (629,247)

Net realized and unrealized gain (loss)                      (575,415)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (574,035)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         1,380      $        11,794

  Net realized
  gain (loss)                                       53,832               14,725

  Change in net
  unrealized gain
  (loss)                                          (629,247)             188,684

  Increase (decrease)
  in net assets
  from operations                                 (574,035)             215,203


Distributions to shareholders

  Net investment income

    Small-Cap Stock shares                          (1,509)             (12,048)

    Small-Cap Stock-Advisor Class shares              (120)

  Net realized gain
    Small-Cap Stock shares                         (34,853)              (6,014)
    Small-Cap Stock-Advisor Class shares            (1,476)                 (67)

  Decrease in net
  assets from
  distributions                                    (37,838)             (18,249)


Capital share transactions *

  Shares sold
    Small-Cap Stock shares                       1,667,944            1,287,637
    Small-Cap StockAdvisor Class shares            155,003               36,319


  Distributions reinvested
    Small-Cap Stock shares                          34,611               17,051
    Small Cap Stock-Advisor Class shares             1,379                  184


  Shares redeemed
    Small-Cap Stock shares                        (964,861)            (596,594)
    Small-Cap Stock-Advisor Class shares           (39,553)
                                                                         (7,578)

  Increase (decrease) in net assets from
  capital share transactions                       854,523              737,019


Net Assets

Increase (decrease)
during period                                      242,650              933,973

Beginning of period                              3,196,835            2,262,862

End of period                              $     3,439,485      $     3,196,835
--------------------------------------------------------------------------------

*Share information

  Shares sold
    Small-Cap Stock shares                          69,031               54,909
    Small-Cap Stock-Advisor Class shares             6,686                1,533

  Distributions reinvested
   Small-Cap Stock shares                           1,612                  701
   Small-Cap Stock-Advisor Class shares                64                    7

  Shares redeemed
    Small-Cap Stock shares                         (41,840)             (25,459)
    Small-Cap Stock-Advisor Class shares            (1,699)                (327)

  Increase (decrease)
  in shares outstanding                             33,854               31,364

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: Small-Cap Stock, offered since June 1, 1956, and Small-Cap StockAdvisor Class (Advisor Class), which was first offered on March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $143,000 and $4,000, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $787,357,000 (22.9%). For the year then ended, $8,573,000 (29.6%) of dividend income, $5,929,000 (100.0%) of interest income, and $12,602,000 (23.4%) of net realized gain reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,280,142,000 and $487,868,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:


--------------------------------------------------------------------------------
Ordinary income                                            $ 6,248,000
Long-term capital gain                                      31,590,000
Total distributions                                        $37,838,000
                                                           -----------


At December 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  435,125,000
Unrealized depreciation                                      (562,348,000)
Net unrealized appreciation (depreciation)                   (127,223,000)
Undistributed ordinary income                                     287,000
Undistributed long-term capital gain                           10,738,000
Paid-in capital                                             3,555,683,000
Net assets                                                 $3,439,485,000
                                                           --------------


For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $   129,000
Undistributed net realized gain                            (10,393,000)
Paid-in capital                                             10,264,000


At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$3,571,469,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,275,000.

The manager has agreed to bear any expenses through December 31, 2003, which would cause the Advisor Class's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 2005, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.20%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Small-Cap Stock share class. Expenses incurred pursuant to these service agreements totaled $3,843,000 for the year ended December 31, 2002, of which $381,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Small-Cap Stock class was charged $107,000 for shareholder servicing costs related to the college savings plans, of which $92,000 was for services provided by Price and $12,000 was payable at period-end. At December 31, 2002, approximately 0.7% of the outstanding shares of the Small-Cap Stock class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Small-Cap Stock class was allocated $18,000 of Retirement Funds' expenses, of which $3,000 related to services provided by Price and $3,000 was payable at period-end. At December 31, 2002, approximately 0.02% of the outstanding shares of the Small-Cap Stock class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $5,929,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003




T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $5,390,000 from short-term capital gains,

o $41,332,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $5,225,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1992

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1992                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1992

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1992                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
John H. Laporte                 Director and Vice President, T. Rowe Price
(7/26/45)                       Group, Inc.; Vice President, T. Rowe Price
1994
[15]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1992                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Small-Cap Stock Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Stock Fund    Price Group, Inc., and, T. Rowe Price
                                        Trust Company

Brace C. Brooks (1/10/67)               Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Small-Cap Stock Fund         Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Hugh M. Evans III (5/17/66)             Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.


Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Small-Cap Stock Fund    Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

Kris H. Jenner (2/5/62)                 Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.


Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Small-Cap Stock Fund         and T. Rowe Price Investment Services,
                                        Inc.


Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
President, Small-Cap Stock Fund         Price Group, Inc., and T. Rowe Price
                                        Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Small-Cap Stock Fund        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Curt J. Organt (1/5/68)
Vice President, Small-Cap Stock Fund    Vice President, T. Rowe Price

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

J. David Wagner (2/25/74)
Vice President, Small-Cap Stock Fund    Vice President, T. Rowe Price

Wenhua Zhang (3/14/70)                  Employee, T. Rowe Price; formerly Swiss
Vice President, Small-Cap Stock Fund    Reinsurance Company (to 1999); Student,
                                        The Wharton School, University of
                                        Pennsylvania (to 2001)
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans
T. Rowe Price Retirement Services

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO: T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
29349                                                          F65-050  12/31/02